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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): April 25, 2002




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)


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
                DELAWARE                             0-13857                              73-0374541
        (State of incorporation)             (Commission file number)       (I.R.S. employer identification number)


                   13135 SOUTH DAIRY ASHFORD, SUITE 800
                            SUGAR LAND, TEXAS                                                 77478
                 (Address of principal executive offices)                                  (Zip code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


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ITEM 5.  OTHER EVENTS.

         The Registrant announced today that its stockholders overwhelmingly approved a corporate restructuring that will result in the Registrant effectively changing its place of incorporation from Delaware to the Cayman Islands. Of the 132,135,326 shares outstanding and entitled to vote at today's 2002 annual meeting of stockholders, 110,590,032 shares were voted on the corporate restructuring. The proposal to adopt the corporate restructuring passed with 106,694,424 shares voted in favor of the proposal (representing 96.4% of the shares voted on the proposal).

         The restructuring will be accomplished by the merger of an indirect subsidiary of Noble Corporation, a newly-formed Cayman Islands company, with and into the Registrant. As a result of the merger, Noble Corporation will become the parent holding company of the Registrant and the other companies in the Noble corporate group, and the stockholders of the Registrant will have their shares of common stock of the Registrant exchanged for ordinary shares of Noble Corporation. The merger is scheduled to become effective after the close of business on April 30, 2002. After completion of the merger, Noble Corporation and the Noble corporate group will continue to conduct the businesses now conducted by the Noble corporate group, and the ordinary shares of Noble Corporation will be listed and traded on the New York Stock Exchange under the symbol "NE," the same symbol under which the stock of the Registrant is now listed.

         Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on April 25, 2002, which press release is hereby incorporated herein by reference.

         The press release contains forward-looking statements about the Registrant's business, financial condition and prospects, including statements regarding the consummation of the restructuring, its effect on future financial results, the expected completion of the restructuring, the expected benefits of the restructuring and the tax treatment of the restructuring. The Registrant's actual results or performance could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, changes in laws, regulations or treaties or the interpretation thereof, disagreements by the authorities enforcing such laws, regulations or treaties with the Registrant's interpretation thereof, volatility in crude oil and natural gas prices, the discovery of significant additional oil and/or gas reserves or the construction of significant oil and/or gas delivery or storage systems that impact regional or worldwide energy markets, potential deterioration in the demand for the drilling services of the Registrant and resulting declining dayrates, changes in our customers' drilling programs or budgets, the cancellation by customers of the Registrant of drilling contracts or letter agreements or letters of intent for drilling contracts or their exercise of early termination provisions generally found in the Registrant's drilling contracts, intense competition in the drilling industry, changes in oil and gas drilling technology or in our competitors' drilling rig fleets that could make our drilling rigs less competitive or require major capital investment to keep them competitive, political and economic conditions in the United States and in international markets where the Registrant operates, acts of war or terrorism and the aftermath of the September 11, 2001 terrorist attacks on the United States, cost overruns or delays on shipyard repair, maintenance, conversion or upgrade projects, adverse weather (such as hurricanes) and seas, operational risks (such as blowouts and fires), limitations on the Registrant's insurance coverage, and requirements and potential liability imposed by governmental regulation of the



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drilling industry (including environmental regulation). All of the foregoing risks and uncertainties are beyond the Registrant's ability to control, and in many cases, the Registrant cannot predict the risks and uncertainties that could cause its actual results and performance to differ materially from those indicated by the forward-looking statements. When used in the press release, the words "believes", "anticipates", "expects", "plans" and similar expressions as they relate to the Registrant or its management are intended to identify forward-looking statements.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99.1 Noble Drilling Corporation Press Release dated April 25, 2002, announcing stockholder approval of corporate restructuring.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NOBLE DRILLING CORPORATION



Date: April 25, 2002            By:           /s/ Robert D. Campbell
                                   ---------------------------------------------
                                                  Robert D. Campbell,
                                                  President



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
99.1                       Noble Drilling Corporation Press Release dated
                           April 25, 2002, announcing stockholder approval of corporate restructuring.




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